SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 23, 1999
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                           SC & T INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


          ARIZONA                     0-27382                     860737579
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation               File Number)             Identification No.)


7625 East Redfield Road, Suite 200, Scottsdale, Arizona           85260-4063
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       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code (602) 368-9490
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                7625 E. Redfield Way, Scottsdale, Arizona 85260
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     The Board of Directors of the Company has decided to make effective as of April 23, 1999, its reverse stock split in a ratio of one (1) new share for eighteen (18) of its shares of common stock. The reverse stock split was authorized by the shareholders pursuant to a proxy statement and vote taken on July 8, 1998. The proxy statement was filed with the SEC on May 20, 1998, prior to the shareholders vote.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SC & T International, Inc.


                                           By: /s/ James Copland
                                               ---------------------------------
                                               James Copland, Chairman & CEO

Date: April 23, 1999